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                                                                   Exhibit 10(r)

                   Form of Amendment to Executive Agreement

                                    [Date]



[Executive]
[Address]

                  Re:  Amendment No. 1 to Executive Agreement
                       --------------------------------------

Dear ____________:

Reference is made to the Executive Agreement, dated (Date) (the "Agreement"), between you and Olin Corporation.

Effective as of the date of this letter, the Agreement is hereby amended as follows:

    (1) the reference in Paragraph 1(d)(ii) to "under Olin's management incentive compensation plan ("MICP")" shall be changed to "actually paid under Olin's short-term annual incentive compensation plans or programs ("ICP")" and

    (2)  all references to "MICP" shall be changed to "ICP".

Please indicate your acceptance by signing below and returning a copy to Johnnie Jackson. Except as amended hereby, the Agreement remains in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                              Very truly yours,

                              OLIN CORPORATION



                              By: _______________________________

Accepted:


________________________